UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 13, 2022

SYNOPSYS, INC.

(Exact name of Registrant as specified in charter)

Delaware	000-19807	56-1546236
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

690 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 584-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value of $0.01 per share)	SNPS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

On October 7, 2022, the Department of Commerce, Bureau of Industry and Security announced new export control regulations. Based on our current understanding, we believe these regulations will not have a material impact on Synopsys’ financial results. Synopsys reiterates its fiscal fourth quarter 2022 guidance and also its long-term financial objectives, each of which were most recently communicated on August 17, 2022 in Exhibit 99.1 in the Current Report on Form 8-K and in our financial supplement for our fiscal third quarter 2022, respectively.

This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements regarding the expected impact of the Department of Commerce, Bureau of Industry and Security’s new export control regulations on Synopsys’ financial results, including Synopsys’ fiscal fourth quarter 2022 guidance and long-term financial objectives. These statements involve risks, assumptions, uncertainties and other factors that could cause our actual results, time frames or achievements to differ materially from those expressed or implied in such forward-looking statements. Such risks, assumptions, uncertainties and factors include, but are not limited to: the uncertainty associated with interpretation of the export control regulations, including the export control regulations announced October 7, 2022; the risk of additional export control restrictions or other trade regulations by the U.S. or foreign governments; the uncertain impact these new export control regulations may have on Synopsys’ customers or the semiconductor and electronics industries generally, and the resulting impact on Synopsys; the macroeconomic conditions and uncertainty in the global economy; the highly competitive industry we operate in; consolidation among our customers and our dependence on a relatively small number of large customers; risks from the continued impact of the COVID-19 pandemic on the global economy and on our business, operations and financial condition; and more. Additional information on potential risks, assumptions, uncertainties and other factors that could affect these forward looking statements are included in filings we make with the Securities and Exchange Commission from time to time, including in the sections entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended October 31, 2021, and in our latest Quarterly Report on Form 10-Q. The information and forward-looking statements provided herein speak only as of the date of this Current Report on Form 8-K. Synopsys undertakes no duty, and does not intend, to update any forward-looking statement, whether as a result of new information, future events or otherwise, unless required by law.

For a reconciliation of Synopsys’ fiscal fourth quarter 2022 targets, including expenses, earnings per diluted share and other measures on a GAAP and non-GAAP basis, see “GAAP to Non-GAAP Reconciliation” in Exhibit 99.1 in the Current Report on Form 8-K filed August 17, 2022, which is incorporated herein by reference solely with respect to the referenced financial targets, reconciliation figures and related footnotes. We have not provided a reconciliation of the non-GAAP long-term financial objectives provided in the financial supplement for our fiscal third quarter 2022 to the corresponding GAAP measures on a forward-looking basis due to the potential variability and limited visibility of excluded items. The items that would be excluded are difficult to predict and a reconciliation could result in disclosure that would be imprecise or potentially misleading.

The information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein shall not be incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission by Synopsys whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Exhibit Title

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SYNOPSYS, INC.

Dated: October 13, 2022	By:	/S/ JOHN F. RUNKEL, JR.
John F. Runkel, Jr.
General Counsel and Corporate Secretary